Rule 497(e)

Registration Nos. 333-143964 and 811-21944

FIRST TRUST EXCHANGE-TRADED FUND II
(the “Trust”)
FIRST TRUST IPOX® EUROPE EQUITY OPPORTUNITIES ETF
(the “Fund”)
SUPPLEMENT TO THE PROSPECTUS
DATED OCTOBER 5, 2018
DATED AUGUST 26, 2019

1. Notwithstanding anything to the contrary in the Fund’s Prospectus, the following is added as the last paragraph of the section entitled “Summary Information - Principal Investment Strategies”:

In certain circumstances, such as pending corporate actions, economically significant IPOs, or spin-offs, mergers or acquisitions involving Index constituents, the Index Provider may make exceptions to the initial screening rebalancing and exit process described above. In addition, subject to the terms of the license agreement that permits the Fund to use the Index, the Index Provider may have the ability to change the Index methodology, terminate the license agreement or cease compiling, calculating and publishing the Index, in each case without the consent of the Fund, the Advisor or the Fund’s shareholders.

2. Notwithstanding anything to the contrary in the Fund’s Prospectus, “Index Provider Risk” shall be inserted in its appropriate spot alphabetically in the section entitled “Summary Information - Principal Risks”:

INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

3. Notwithstanding anything to the contrary in the Fund’s Prospectus, the following is added after the second sentence of the section entitled “Additional Information on the Fund’s Investment Objective and Strategies - IPOX-100 Europe Index”:

Under certain circumstances, the Index Provider may make exceptions to the stated methodology. See the Index Provider’s website for additional details. Additionally, pursuant to the Index License Agreement, the Index Provider reserves the right to modify the compilation and composition of the Index in its sole discretion.

4. Notwithstanding anything to the contrary in the Fund’s Prospectus, “Index Provider Risk”shall be inserted in its appropriate spot alphabetically in the section entitled “Additional Risks of Investing in the Fund – Principal Risks”:

INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Please Keep this Supplement with Your Fund’s Prospectus for Future Reference